Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated May 1, 2017, to the

Prospectus and Statement of Additional Information

dated November 30, 2016, regarding the

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX), CLASS R SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX) AND INSTITUTIONAL SHARES (DOMOX)

DOMINI IMPACT BOND FUNDSM

INVESTOR SHARES (DSBFX) AND INSTITUTIONAL SHARES (DSBIX)

(each a “Fund” and collectively the “Funds”)

NEW MANAGEMENT FEE SCHEDULE APPROVED

The Board of Trustees of the Domini Investment Trust (the “Board”) has approved new management and submanagement agreements with Domini Impact Investments LLC and Wellington Management Company LLP (“Wellington Management”), respectively. As a consequence of the new agreements there will be a reduction in each Fund’s aggregate management fees.

Effective May 1, 2017:

1.	Domini Impact Equity Fund

a.	In the section titled “Fees and expenses of the Fund” on page 2 of the prospectus, the table entitled “Annual Fund operating expenses” is deleted in its entirety and replaced with the following:

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Class A	Institutional	Class R
Management fees[1]	0.24%	0.24%	0.24%	0.24%
Distribution (12b-1) fees	0.25%	0.25%	None	None
Other expenses
Sponsorship fee	0.45%	0.45%	0.45%	0.45%
Other miscellaneous expenses	0.14%	0.41%	0.06%	0.07%
Total other expenses	0.59%	0.86%	0.51%	0.52%
Total annual Fund operating expenses[1]	1.08%	1.35%	0.75%	0.76%
Fee waiver and expense reimbursements [2]	0.00%	-0.23%	-0.01%	0.00%
Total annual Fund operating expenses after fee waiver and expense reimbursements[1]	1.08%	1.12%	0.74%	0.76%

[1]	Restated to reflect current fees.
[2]	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A, Institutional, and Class R share expenses to 1.25%, 1.18%, 0.80%, and 0.90%, respectively. The agreement expires on November 30, 2017, absent an earlier modification by the Fund’s Board.

b.	In the section titled “Example” on page 3 of the prospectus, the table entitled “Share classes” is deleted in its entirety and replaced with the following:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$110	$343	$595	$1,317
Class A	$584	$861	$1,158	$2,003
Institutional	$76	$239	$416	$929
Class R	$78	$243	$422	$942

2.	Domini Impact International Equity Fund

a.	In the section titled “Fees and expenses of the Fund” on page 9 of the prospectus, the table entitled “Annual Fund operating expenses” is deleted in its entirety and replaced with the following:

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Class A	Institutional
Management fees[1]	0.94%	0.94%	0.94%
Distribution (12b-1) fees	0.25%	0.25%	None
Other expenses	0.27%	0.34%	0.10%
Total annual Fund operating expenses[1]	1.46%	1.53%	1.04%
Fee waiver and expense reimbursements [2]	0.00%	-0.06%	0.00%
Total annual Fund operating expenses after fee waiver and expense reimbursements[1]	1.46%	1.47%	1.04%

[1]	Restated to reflect current fees.
[2]	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A, and Institutional share expenses to 1.60%, 1.57%, and 1.27%, respectively. The agreement expires on November 30, 2017, absent an earlier modification by the Fund’s Board.

b.	In the section titled “Example” on page 10 of the prospectus, the table entitled “Share classes” is deleted in its entirety and replaced with the following:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$149	$462	$797	$1,746
Class A	$617	$930	$1,264	$2,207
Institutional	$106	$331	$574	$1,271

3.	Domini Impact Bond Fund

a.	In the section titled “Fees and expenses of the Fund” on page 16 of the prospectus, the table entitled “Annual Fund operating expenses” is deleted in its entirety and replaced with the following:

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Institutional
Management fees[1]	0.32%	0.32%
Distribution (12b-1) fees	0.25%	None
Other expenses
Administrative services fee	0.25%	0.25%
Other miscellaneous expenses	0.29%	0.57%
Total other expenses	0.54%	0.82%
Total annual Fund operating expenses[1]	1.11%	1.14%
Fee waivers and expense reimbursements [2]	-0.26%	-0.59%
Total annual Fund operating expenses after fee waivers and expense reimbursements[1]	0.85%	0.55%

[1]	Restated to reflect current fees.
[2]	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 0.95% and 0.65%, respectively. The agreement expires on November 30, 2017, absent an earlier modification by the Fund’s Board.

b.	In the section titled “Example” on page 16 of the prospectus, the table entitled “Share classes” is deleted in its entirety and replaced with the following:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$87	$327	$586	$1,328
Institutional	$56	$304	$571	$1,333

4.	The aggregate management fee schedules set forth for each Fund on page 54 of the prospectus and page 45 of the Statement of Additional Information (“SAI”) are deleted and replaced with the following:

Domini Impact Equity Fund. For the services Domini and Wellington Management provide to the Domini Impact Equity Fund, they receive aggregate fees at the following rates: 0.245% of the first $250 million of net assets managed, 0.24% of the next $250 million of net assets managed, 0.235% of the next $500,000 million of net assets managed, 0.23% of net assets managed in excess of $1 billion.

Domini Impact International Equity Fund. For the services Domini and Wellington Management provide to the Fund they receive aggregate fees at the following rates: 0.97% of the first $250 million of net assets managed, 0.92% of the next $250 million, and 0.855% of the next $500 million of net assets managed, and 0.83% of net assets managed in excess of $1 billion.

Domini Impact Bond Fund. For the services Domini and Wellington Management provide to the Domini Impact Bond Fund they receive aggregate fees at the following rates: 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of net assets managed in excess of $100 million.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SAI FOR FUTURE REFERENCE.